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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 4, 1999


                               SAKS INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Tennessee                       1-13113                  62-0331040
---------------                 -------------           ------------------
(State or Other                 (Commission                (IRS Employer
Jurisdiction of                  File Number)           Identification No.)
Incorporation)


               750 Lakeshore Parkway, Birmingham, Alabama 35211
        --------------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (205) 940-4000
              ---------------------------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
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     On February 4, 1999, Saks Incorporated announced sales for the four weeks ended January 30, 1999. A copy of the press release is filed as an exhibit to this Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

     (c)   Exhibits.

           The following exhibits are filed herewith:


  Exhibit No.                      Description
  -----------      ---------------------------------------------------

     99.1               Press Release, dated February 4, 1999.

                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAKS INCORPORATED


                                  /s/ Charles J. Hansen
                                  -------------------------------------
                                      Charles J. Hansen
                                      Senior Vice President and
                                         Associate General Counsel



Date:  February 9, 1999

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------



  Exhibit No.                        Description
  -----------       --------------------------------------------------

     99.1                Press Release, dated February 4, 1999.